ANNUAL REPORT


THE FONTAINE TRUST


FONTAINE CAPITAL APPRECIATION FUND
FONTAINE GLOBAL GROWTH FUND
FONTAINE GLOBAL INCOME FUND


DECEMBER 31, 1997

FELLOW SHAREHOLDERS OF
THE FONTAINE TRUST


INVESTMENT OVERVIEW

For several years, we have been cautious over the high valuations in the United States equity markets. During this time, we have seen liquidity pumped into world markets by various governments in an attempt to increase economic growth. We believe that this has caused a liquidity bubble in the U.S. and European stock markets and especially in the value of the U.S. dollar versus other assets.

Over the last several years our main investment theme has focused on natural resource companies with strong and rapidly growing underlying asset values. Unfortunately, the environment for commodity based companies in 1997 proved to be very unfavorable. The same investment positions that outperformed the market in 1996 were largely responsible for the poor performance in 1997.

The collapse in the Asian stock and currency markets in the last half of 1997 hurt the market values of many of our major holdings. Gold prices declined to their lowest level in 18 years during the period and copper, nickel and zinc prices all declined significantly. Oil prices and biotechnology stocks also faired poorly during the second half of 1997 but we were able to capture some profits in these investments. The specter of world wide deflation became evident for the first time during the last several months of 1997 putting severe pressure on the market values of natural resource investments.

We continue to believe that the flow of liquidity will eventually find its way into the price of tangible assets. We have used the year end weakness to add to our investments in world class commodity producers at very favorable prices. In the near term we expect a bumpy ride. Over the long term, we believe these investments will offer significant returns and we are confident that today's investments will prove rewarding.

As contrarian investors, we buy stocks in fundamentally strong companies that are currently out of favor. This investment style tends to produce below average returns in very strong markets. For shareholders who are equally concerned about the current market mania and who believe that the tide will eventually turn, now may be the right time to renew your commitment to this strategy.

As always, we appreciate your confidence and loyalty. Please be sure to read the Supplement to the Prospectus included at the end of this report. If you have any questions about your investments in our funds, please feel free to call me .

Sincerely,

Richard H. Fontaine
President and Chairman of the
Investment Advisory Committee
February 25, 1998

FONTAINE CAPITAL APPRECIATION FUND

PORTFOLIO SUMMARY

TOP 10 HOLDINGS

			     Primary
   Security                  Country/Region
1 U.S. Treasury Note, 12/98   United States
2 U.S. Treasury Note, 6/99    United States
3 U.S. Treasury Note, 9/99    United States
4 Placer Dome Inc.            Canada
5 Getchell Gold Corp.         United States
6 Valerie Gold Resources      Latin America
7 Newmont Mining Corp.        United States
8 Hecla Mining Co.            Canada
9 Stride Rite Corp.           United States
10 Dayton Mining Corp.        South America

ASSET MIX AS OF 12/31/97

[Pie chart detailing Asset Mix as of December 31, 1997]

+includes cash equivalents and other net assets


CUMULATIVE PERFORMANCE COMPARISON*
$10,000 INVESTMENT SINCE INCEPTION

[Line graph detailing performance of $10,000 invested in Fund and S&P 500 Index since Fund inception on September 28, 1989.]

Average Annual Total Return Performance<F1>      Periods Ended 12/31/97

					      Five Year     Since Inception on
				     One Year (Annualized)  9/28/89 (Annualized)
Fontaine Capital Appreciation Fund   -27.3%       + 2.4%     + 3.4%
S&P "500" Index<F1>                  +33.4%       +20.2%     +16.5%

<F1>Please refer to the footnote on Page 8 for explanation of index information.

FONTAINE CAPITAL APPRECIATION FUND

PORTFOLIO REVIEW

Our main strategy of high cash reserves, defensive short-term bond positions, and an aggressive equity component backfired on us in 1997. The Fontaine Capital Appreciation Fund's exposure to the natural resource industry resulted in poor performance during the period. The good performance in our other stock selections such as Vertex Pharmaceuticals, Wal-Mart, USF&G and Southwest Airlines was not strong enough to outweigh the negative impact of the poor performers: Newmont Mining, Dayton Mining, Valerie Gold, and Getchell Gold. We believe that these stocks and others in the portfolio are currently significantly oversold and should snap back over the next several quarters.

INVESTMENT STRATEGY

Going forward, we intend to maintain our defensive cash position and short term bond holdings. We are confident that some of our equity positions will return to a more normalized valuation which should allow us to improve our relative performance over the remainder of 1997.

KEY INVESTMENTS

McCormick & Company - The company is the world's largest provider of spices, seasonings and other products to the food industry. For the last five years, McCormick has been locked in a price war with a tenacious Australian competitor, Burns, Philp & Company, Ltd., which was trying to increase its worldwide market share. Burns, Philp, maker of the Durkee, French and Spice Islands brands, announced in May that it was quitting the spice business and selling off the company's spice assets. This should prove to be a long term positive for McCormick as both earnings and sales should benefit from the demise of its largest and most aggressive competitor.

Southwestern Gold - The company grows shareholder value by acquiring exploration properties with potential for world class ore deposits. It structures joint ventures with senior mining companies so that Southwestern retains a 30% carried interest without having to commit funds until the property is in production. With over $40 million in cash reserves, Southwestern Gold is well positioned to take advantage of opportunities to acquire additional properties in the current market. Over half of Southwestern's current stock price is cash and marketable securities, and its portfolio of exploration properties is significantly undervalued.

Vertex Pharmaceuticals - The company is engaged in the discovery, development and commercialization of drugs for the treatment of multiple diseases including cancer and AIDS. Vertex is a leader in the use of structure based drug design used to develop an HIV protease inhibitor (VX
478) and a chemosensitizing agent to improve radiation therapy used in cancer patients.

FONTAINE GLOBAL GROWTH FUND

PORTFOLIO SUMMARY

TOP 10 HOLDINGS

			       Primary
  Security                     Country/Region
1 U.S. Treasury Note 09/99     United States
2 Pharmacia & Upjohn Inc.      United States
3 Ligand Pharmaceuticals-Cl B  United States
4 Valerie Gold Resources Inc.  Latin America
5 Getchell Gold Corp.          United States
6 Chiquita Brands Int'l Inc.   United States
7 Hecla Mining Co.             Canada
8 Placer Dome  Inc.            Canada
9 Southwest Airlines           United States
10 Stride Rite Corp.           South America

       ASSET MIX AS OF 12/31/97

[Pie chart detailing Asset Mix as of December 31, 1997]

     +includes cash equivalents and other net assets


CUMULATIVE PERFORMANCE COMPARISON*
$10,000 INVESTMENT SINCE INCEPTION

[Line graph detailing performance of $10,000 invested in Fund, Lipper
Global Fund Index, and S&P 500 Index since Fund inception on May 1, 1992.]


Average Annual Total Return Performance<F1>        Periods Ended 12/31/97
					    Five Year     Since Inception
				  One Year  (Annualized)  on 5/01/92 (Annualized)
Fontaine Global Growth Fund        -44.9%    - 0.5%        - 1.1%
Lipper Global Fund Index<F1>       +13.9%    +14.5%        +13.0%
S&P "500" Index<F1>                +33.4%    +20.2%        +19.0%

<F1>Please refer to the footnote on Page 8 for explanation of index information.

FONTAINE GLOBAL GROWTH FUND

PORTFOLIO REVIEW

The Fontaine Global Growth Fund had a very difficult 1997. As described in our opening letter to shareholders, the market presented several major challenges to our investment strategy during the year. We decided that the consolidation of the sector provided a significant opportunity to buy the companies with the best growth potential, and we have aggressively pursued those investments that could double or triple in value over the next several years.

Many of our investments in the energy sector, the drug sector, and the airline industry were profitable for us during the period, but these positive results were outweighed by the down move in other stocks.

INVESTMENT STRATEGY

The Fontaine Global Growth Fund pursues investments in small, fast growing companies . In the last year, we have developed a portfolio of stocks that we believe have significant upside potential, especially at the attractive valuations found in the wake of the Bre-X scandal. This fund establishes large positions in these companies and pursues concentrated investment themes to maximize future growth of capital.

KEY INVESTMENTS

Valerie Gold Resources - Valerie has over CN$15 million in cash in the treasury and a very prospective land position in Mexico. The market valued this property at CN$100 million in 1996. The stock currently sells for less than the cash held in the company's treasury. While Valerie's mineral properties may not be valued again at CN$100 million, we do believe that these highly mineralized sites will ultimately develop into a minable deposit which could provide the stock with a two to three hundred percent return for the patient investor.

Inco Ltd - Class "VBN" - Inco Voisey's Bay owns 25% of the Voisey Bay nickel and copper deposit in Labrador, Canada that, when it goes into production in late 2000, will be the world's lowest cost nickel mine with over 700 million pounds of nickel production per year at an average cost of 50 cents per pound. With nickel currently selling for $2.50 per pound, we feel that the stock could double within the next two years.

FONTAINE GLOBAL INCOME FUND

PORTFOLIO SUMMARY

TOP 10 HOLDINGS

				   Primary
  Security                         Country/Region
1 U.S. Treasury Note, 09/99        United States
2 British Petroleum-Spons. ADR     United Kingdom
3 Battle Mountain Gold Preferred   United States
4 Getchell Gold Corp.              United States
5 Cambior Inc.                     Canada
6 Placer Dome Inc.                 Canada
7 Hecla Mining Co.                 United States
8 Toyota Motors Corp. Unsp. ADR    Japan
9 Southwest Airlines               United States
10 Southwestern Gold Corp.         South America


ASSET MIX AS OF 12/31/97

[Pie chart detailing Asset Mix as of December 31, 1997]

  +includes cash equivalents and other net assets

CUMULATIVE PERFORMANCE COMPARISON*
$10,000 INVESTMENT SINCE INCEPTION

[Line graph detailing performance of $10,000 invested in Fund and Merrill Lynch Global Bond Index since Fund inception on May 1, 1992.]

Average Annual Total Return Performance<F1>        Periods Ended 12/31/97
                                    					       Five Year      Since Inception
                             				     One Year  (Annualized)   on 5/01/92 (Annualized)
Fontaine Global Income Fund           -27.3%    +2.9%          +1.8%
Merrill Lynch Global Bond Index<F1>    +3.1%    +7.6%          +8.4%


<F1>Please refer to the footnote on Page 8 for explanation of index information.

FONTAINE GLOBAL INCOME FUND

PORTFOLIO REVIEW


The Fontaine Global Income Fund declined in value during 1997 because of two primary factors: 1) the value of the dollar against the German Deutsche Mark increased 16% during the period, eroding the value of our German Government Bonds, and 2) the global equity holdings in the Fund which have a strong bias toward gold and natural resources also declined.

INVESTMENT STRATEGY

We continue to hold 16% of our portfolio in cash and cash equivalents and 40% in U.S. government bonds of a 3-5 year maturity. The cash is for preservation of principle and provides a future buying reserve.

KEY INVESTMENTS

Battle Mountain Gold Preferred - A high coupon, convertible preferred stock that should benefit from the recent merger with Hemlo Gold. Currently yielding 6.5%, the stock also offers significant upside potential if gold moves higher over the next few years.

Southwest Airlines - The lowest cost major airline in the U.S. market, Southwest Airlines also has one of the best safety and management records in the industry. We look for continued growth in earnings and significant gains in market share over the next several years.

 FUND COMPARISON

Fontaine Global Growth Fund is the most aggressive portfolio of the Fontaine Trust. Its assets are invested in small to medium capitalization companies.

Fontaine Capital Appreciation Fund is more defensive in nature. It is more domestically oriented, and tends to own larger capitalization common stocks. This fund also utilizes cash, preferred stocks and bond positions to preserve capital.

The Fontaine Global Income Fund makes use of the same stock selections as the other portfolios, but less aggressively. Forty percent of the Fund's assets are invested in U. S. Treasury Notes. Preferred stocks and cash equivalents make up an additional twenty percent of the total portfolio.

DIVIDEND INFORMATION

Fontaine Capital Appreciation Fund went ex-dividend on December 24, 1997 for holders of record on December 23, 1997. Capital Appreciation declared an income dividend of $0.10 per share. The reinvestment price on December 24, 1997 was $6.64.

Fontaine Global Growth Fund did not pay an income divided or capital gains distribution for 1997.

Fontaine Global Income Fund also went ex-dividend on December 24, 1997 for holders of record on December 23, 1997. Global Income declared an income dividend of $0.35 per share. The reinvestment price on December 24, 1997 was $7.47.

-----------------------------------------------------------------------------
*All performance is historical. Past performance is not indicative of future results. The returns for each Fund and those for the funds included in each Lipper category include changes in share price and reinvestment of all dividends and capital gains distributions. Calculations of return by Lipper Analytical Services, Inc. do not reflect the effect of sales loads charged by other mutual funds. Each Fund's returns and principal will vary, and you may have a gain or loss when you sell Fund shares. Fontaine Associates has absorbed certain expenses of each Fund, which has increased each Fund's returns for the periods noted. The S&P "500" Index is an unmanaged index of 500 companies generally regarded as representative of the U.S. stock market. The Lipper Global Fund Index is an unmanaged index of the 30 largest funds in Lipper Analytical Services' Global Fund objective. The Merrill Lynch Global Bond Index is an unmanaged index of over 7100 short to long term global bonds generally regarded as representative of the global bond market. Please read the Prospectus, which has preceded or accompanies this Report, before you invest or send money.

PORTFOLIO OF INVESTMENTS
December 31, 1997

Fontaine Capital Appreciation Fund

					 Shares/    Value
					 Par (000)  (000)
COMMON STOCKS --  48.2%

Apparel & Shoes -- 3.0%
Stride Rite Corp.                          8,000  $    96

Diamonds & Gemstones -- 0.1%
<F1>Diamond Fields International (Can.)    5,900        2

Food Misc./Diversified -- 2.7%
Chiquita Brands International, Inc.        5,200       85

Food Processing -- 0.9%
McCormick & Company, Inc.                  1,000       28

Gold Mining -- 15.9%
<F1>Dayton Mining Corp.                   46,500       90
<F1>Getchell Gold Corp.                    7,000      168
<F1>Meridian Gold Inc.                    20,000       59
Placer Dome, Inc.                         15,000      190
						    -----
						      507
Insurance -- 2.8%
USF&G Corp.                                4,000       88

Integrated Petroleum -- 2.4%
Chevron Corp.                              1,000       77

Metals & Mining - General -- 10.6%
Cambior, Inc.                              8,800       52
<F1>Hecla Mining Co.                      22,100      109
Inco Ltd. - Class "VBN" (Can.)             3,500       47
Inco Ltd.                                  1,000       17
Newmont Mining Corp.                       3,900      114
						    -----
						      339
Mineral Exploration -- 8.0%
<F1>NDU Resources Ltd. (Can.)              1,500        1
<F1>Nordac Resources Ltd. (Can.)          76,200       19
<F1>Southwestern Gold Corp. (Can.)        26,000       86
<F1>Valerie Gold Resources Ltd. (Can.)   177,000      150
						    -----
						      256
Pharmaceuticals & Drugs -- 1.9%
<F1>Vertex Pharmaceuticals, Inc.             500       16
<F1>Xoma Corp.                             8,000       45
						    -----

						       61
						    -----
TOTAL COMMON STOCKS (Cost-$2,373)                 $ 1,539

PREFERRED STOCKS -- 2.5%
Battle Mountain Gold Preferred             1,800  $    81
						    -----
TOTAL PREFERRED STOCKS (Cost-$80)                 $    81

LONG-TERM GOVERNMENT
     OBLIGATIONS --  46.5%

U. S. Government Obligations -- 46.5%
U.S. Treasury Note,
    6.00%, Due 10/15/99                      130  $   131
U.S. Treasury Note,
    5.75%, Due 09/30/99                      250      250
U.S. Treasury Note,
    6.00%, Due 06/30/99                      500      503
U.S. Treasury Note,
    5.75%, Due 12/31/98                      600      601
						    -----
						    1,485
						    -----
TOTAL LONG-TERM GOVERNMENT                        $ 1,485
 OBLIGATIONS (Cost - $1,479)



TOTAL INVESTMENTS IN SECURITIES                     -----
 % OF NET ASSETS-97.2% (Cost - $3,932)            $ 3,105


(Can.) = Canadian Traded Security
The accompanying notes are an integral part of these financial statements.
<F1>Non-income producing

PORTFOLIO OF INVESTMENTS
December 31, 1997

Fontaine Global Growth Fund

					 Shares/    Value
					 Par (000)  (000)
COMMON STOCKS--68.2%
Airlines -- 4.2%
Southwest Airlines                         2,600       64

Apparel & Shoes -- 3.1%
Stride Rite Corp.                          4,000       48

Diamonds & Gemstones -- 0.1%
<F1>Diamond Fields International (Can.)    1,000        1

Food-Misc./Diversified -- 5.2%
Chiquita Brands International Inc.         4,900       80

Food Processing -- 1.5%
McCormick & Company, Inc.                    800       22

Gold Mining -- 15.5%
<F1>Dayton Mining Corp.                   24,100       47
<F1>Getchell Gold Corp.                    4,200      101
<F1>Meridian Gold Inc.                     6,100       18
Placer Dome, Inc.                          5,800       74
						    -----
						      240

Integrated Petroleum -- 3.1%
British Petroleum-Spons ADR                  600       48

Metals & Mining - General -- 9.5%
<F1><F2><F3>African Selection Mining      50,000        6
Cambior, Inc.                              5,200       31
<F1>Hecla Mining Co.                      15,000       74
Inco Ltd. - Class "VBN" (Can.)             2,650       35
						    -----
						      146
Mineral Exploration -- 10.1%
<F1>NDU Resources Ltd.  (Can.)            25,000       13
<F1>Nordac Resources Ltd. (Can.)          92,900       23
<F1>Pan African Resources Corp. (Can.)   310,650       17
<F1>Valerie Gold Resources Ltd. (Can.)   120,200      102
						    -----
						      155

Pharmaceuticals & Drugs -- 15.9%
<F1>Ligand Pharmaceuticals - Class B       8,000      103
Pharmacia & Upjohn  Inc.                   4,000      146
<F1>Xoma Corp.                             7,000       39
						    -----
						      288
						    -----
TOTAL COMMON STOCKS (Cost-$1,641)                 $ 1,092

PREFERRED STOCKS -- 0.9%
Battle Mountain Gold Preferred               300       13

						    -----
TOTAL PREFERRED STOCKS (Cost-$13)                 $    13

LONG-TERM GOVERNMENT
OBLIGATIONS -- 19.5%

U.S. GOVERMENT OBLIGATIONS -- 19.5%
      U.S.  Treasury Note,
	 5.75%, Due 09/30/99                 300      300

TOTAL LONG-TERM GOVERNMENT                          -----
OBLIGATIONS (Cost-$300)                           $   300


TOTAL INVESTMENTS IN SECURITIES
 % OF NET ASSETS-88.6%  (Cost-$1,954)             $ 1,405

(Can.) = Canadian Traded Security
The accompanying notes are an integral part of these financial statements.
<F1> Non-income producing
<F2>Board Valued
<F3>Security contains some restrictions as to public resale.  Cost basis $37.

PORTFOLIO OF INVESTMENTS
December 31, 1997

Fontaine Global Income Fund

					 Shares/    Value
					 Par (000)  (000)
COMMON STOCKS -- 37.6%
Airlines -- 2.6%
Southwest Airlines                           400  $    10

Automobiles & Related -- 4.6%
Toyota Motors Corp-UNSP ADR                  300  $    17

Diamonds & Gemstones -- 0.1%
<F1>Diamond Fields International (Can.)     500   $    1

Food Processing -- 1.5%
McCormick & Company, Inc.                   200   $    5

Gold Mining -- 10.6%
<F1>Getchell Gold Corp.                    1,000      23
Placer Dome, Inc.                          1,800      23
						    -----
						  $   46

Integrated Petroleum -- 7.2%
British Petroleum-SPONS ADR                  400  $   32

Metals & Mining - General -- 9.7%
Cambior, Inc.                              4,000      24
<F1>Hecla Mining Co.                       4,000      20
						    -----
						  $   44

Mineral Exploration -- 2.8%
<F1>Southwestern Gold Corp. (Can.)         3,700  $   12


TOTAL COMMON STOCKS  (Cost - $236)                $   167

PREFERRED STOCKS -- 7.1%
      Battle Mountain Gold Preferred         700  $    32
						    -----
TOTAL PREFERRED STOCKS (Cost-$35)                 $    32


LONG-TERM GOVERNMENT
  OBLIGATIONS - 39.5%

  U.S. Government Obligations -- 39.5%
      U.S. Treasury Note,
	5.75%, Due 9/30/99                  175   $   175

TOTAL LONG-TERM GOVERNMENT                          -----
  OBLIGATIONS (Cost-$175)                         $   175



TOTAL INVESTMENTS IN SECURITIES                     -----
% OF NET ASSETS -- 84.2% (Cost-$446)              $   374

The accompanying notes are an integral part of these financial statements. (Can.) = Canadian Traded Security
<F1>Non-income producing

STATEMENTS OF ASSETS AND LIABILITIES
THE FONTAINE TRUST / December 31, 1997


					       Capital       Global     Global
					       Appreciation  Growth     Income

						       (amounts are actual)
ASSETS
Investments at Market Value:
Capital Appreciation  (Cost $3,932,002)       $ 3,104,577
 Global Growth  (Cost $1,954,472)                           $1,405,479
  Global Income  (Cost $446,232)                                         $ 373,823

Cash & Cash Equivalents                            89,244      133,685      70,128
Dividends and Interest Receivable                   6,303        6,032       3,676
Receivable for Investments Sold                         0      105,939      39,404
Receivable for Fund Shares Sold                       599          583         100

TOTAL ASSETS                                    3,200,723    1,651,719     487,131

LIABILITIES
Payable for Investments Purchased                 143,563      112,240      17,250
Payable for Fund Shares Redeemed                   45,685       28,272       4,099
Payable for Shareholder Distributions                 758        --          4,786
Accrued Expenses                                   12,718        9,928       6,644

TOTAL LIABILITIES                                 202,723      150,441      32,779

NET ASSETS                                    $ 2,998,000   $1,501,278   $ 454,352

ANALYSIS OF NET ASSETS:
Paid-in-capital applicable to shares outstanding;
$.001 par value, unlimited number of shares authorized:
Capital Appreciation: 446,919 shares          $ 5,205,789
  Global Growth: 217,948 shares                             $4,283,064
    Global Income: 60,806 shares                                        $1,046,314
Undistributed net investment income                (2,803)     (30,521)     (9,796)
Accumulated net realized loss                  (1,377,562)  (2,202,354)   (509,758)
Unrealized depreciation of investments           (827,425)    (548,911)    (72,408)

NET ASSETS                                    $ 2,998,000   $1,501,278  $  454,352

NET ASSET VALUE PER SHARE                     $      6.71   $     6.89  $     7.47

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
THE FONTAINE TRUST/For the Year Ended December  31, 1997

							   Capital        Global      Global
						      Appreciation        Growth      Income

								    (amounts are actual)
INVESTMENT INCOME
Income
Dividends                                            $      13,692  $     30,491   $   9,815
Interest                                                   133,168        44,634      50,566
Total Income                                               146,860        75,125      60,381

Expenses
Investment Management Fees                                  49,039        33,237      13,964
Shareholder Servicing Fees                                  14,383        27,622       7,174
Custodian and Accounting Fees                                3,573         3,560       1,648
Legal & Auditing Fees                                       21,626        16,957       8,593
Prospectus & Shareholder Reports                             3,472         5,070       1,409
Registration Fees                                            9,433        11,088       5,610
Trustees' Fees & Expenses                                    1,083           646         212
Insurance/Miscellaneous Costs                                7,821         6,502       3,541
Total Expenses Before Waivers
     And Reimbursement From Adviser                        110,430       104,682      42,152
 Less: Waivers And Reimbursement From Adviser               (7,997)      (12,225)     (3,382)
Net Expenses                                               102,433        92,457      38,770

NET INVESTMENT INCOME                                       44,427       (17,332)     21,611

REALIZED AND UNREALIZED
LOSS FROM INVESTMENTS

 Net Realized Loss From Investments                     (1,050,767)   (2,162,038)   (509,758)

Change in Unrealized
   Depreciation on Investments                            (461,336)     (100,982)     (1,737)

NET LOSS ON INVESTMENTS                                 (1,512,103)   (2,263,020)   (511,495)

DECREASE IN NET ASSETS FROM
  OPERATIONS                                         $  (1,467,676) $ (2,280,352) $ (489,884)

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
THE FONTAINE TRUST


										 Capital                         Global
									      Appreciation                       Growth

									  Year           Year             Year           Year
									 Ended          Ended            Ended          Ended
								       12/31/97       12/31/96         12/31/97       12/31/96
											(amounts are actual)
CHANGE IN NET ASSETS
Operations
Net investment income                                            $      44,427  $       5,860   $      (17,332)  $     10,845
Net realized gain/(loss) from investments                           (1,050,767)     1,025,313       (2,162,038)       354,248
Change in unrealized depreciation from investments                    (461,336)      (299,752)        (100,982)      (441,604)

Change in Net Assets from Operations                                (1,467,676)       731,421       (2,280,352)       (76,511)
Distributions to Shareholders
Net investment income                                                  (44,728)        (5,861)            --          (10,701)
In excess of net investment income                                        --          (97,256)            --          (42,145)
Net realized gain on investments                                          --         (965,016)            --         (354,247)
In excess of net realized gain on investments                             --         (232,041)            --          (11,362)

Change in Net Assets From Distributions to Shareholders                (44,728)    (1,300,174)            --         (418,455)
Net Equalization                                                          --               55             --             --
Capital Share Transactions

Capital Appreciation
Sold 34,599 and 251,892 shares                                         291,943      2,900,335
Distributions reinvested of 6,622 and 130,666 shares                    43,969      1,224,345
Redeemed 278,136 and 193,950 shares                                 (2,230,308)    (2,433,568)

Global Growth
Sold 188,101 and 530,302 shares                                                                      2,296,314      7,702,621
Distributions reinvested of 0 and 30,964 shares                                                           --          383,646
Redeemed 354,302 and 246,905 shares                                                                 (3,317,571)    (3,488,543)


Change in Net Assets from Capital Share Transactions                (1,894,396)     1,691,112       (1,021,257)     4,597,724

CHANGE IN NET ASSETS                                                (3,406,799)     1,122,414       (3,301,609)     4,102,758

NET ASSETS
Beginning of period                                                   6,404,799      5,282,385        4,802,887        700,129
End of period                                                    $    2,998,000 $    6,404,799  $     1,501,278  $   4,802,887

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
THE FONTAINE TRUST (Cont'd)


										    Global
										    Income

											 Year             Year
											Ended            Ended
										      12/31/97         12/31/96
CHANGE IN NET ASSETS                                                            (amounts are actual)
Operations
Net investment income                                                          $       21,611   $       41,603
Net realized gain/(loss) from investments                                            (509,758)         184,770
Change in unrealized depreciation from investments                                     (1,737)         (74,151)

Change in Net Assets From Operations                                                 (489,884)         152,222
Distributions to Shareholders
Net investment income                                                                 (21,692)         (41,808)
In excess of net investment income                                                    (29,673)          (9,715)
Net realized gain on investments                                                         --           (184,770)

Change in Net Assets From Distributions to Shareholders                               (51,365)        (236,293)

Capital Share Transactions

Global Income
Sold 27,778 and 235,669  shares                                                       288,094        2,715,884
Distributions reinvested of 3,606 and 16,818  shares                                   30,433          184,487
Redeemed 223,987  and 100,375 shares                                               (2,081,715)      (1,117,054)


Change in Net Assets from Capital Share Transactions                               (1,763,188)       1,783,317

CHANGE IN NET ASSETS                                                               (2,304,437)       1,699,246

NET ASSETS
Beginning of period                                                                 2,758,789        1,059,543
End of period                                                                  $      454,352   $    2,758,789

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
THE FONTAINE TRUST

								    Capital
								  Appreciation


					     Year          Year          Year          Year         Year
					    Ended         Ended         Ended         Ended        Ended
					  12/31/97     12/31/96      12/31/95      12/31/94     12/31/93
NET ASSET VALUE,
  BEGINNING OF PERIOD                   $   9.37      $  10.67      $  10.75      $  10.75     $   9.60
Investment Activities
Net Investment Income<F1>                    0.08          0.01          0.26          0.07        0.135
Net Realized and Unrealized
 Gain/(Loss) on Investments                 (2.64)         1.59          1.42          0.18        1.215
Total From Investment Activities            (2.56)         1.60          1.68          0.25        1.35
Distributions
Net Investment Income                       (0.10)        (0.01)        (0.26)        (0.18)      (0.135)
In Excess of Net Investment Income           --           (0.22)         --            --           --
Net Realized Gains                           --           (2.15)        (1.50)        (0.07)      (0.065)
In Excess of Net Realized Gains              --           (0.52)         --            --           --
Total Distributions                         (0.10)        (2.90)        (1.76)        (0.25)       (0.20)

NET ASSET VALUE,
     END OF PERIOD                       $   6.71     $   9.37      $  10.67      $  10.75     $  10.75
Ratio of Expenses to
     Average Net Assets<F1>                  1.99%         1.49%         1.50%         1.50%        1.50%
Ratio of Net Investment Income
     to Average Net Assets                   0.86%         0.09%         2.16%         1.41%        1.15%
Total Investment Return                    -27.32%        15.00%        15.49%         2.34%       14.09%
Portfolio Turnover Rate                     232.7%        372.7%         96.0%        135.6%       131.7%
Average Commission Paid                   $0.0126       $0.0195          --            --           --
Net Assets End of Period (000's)           $2,998        $6,405        $5,282        $5,679       $8,903

<F1>Includes investment management fees and other expenses in excess of voluntary expense limitation of 1.50% for Capital
Appreciation.  Without fees waived or reimbursed by the adviser (see Note 5), the annualized expense ratios would have been:
2.14%, 1.89%, 2.10%, 2.23% and 1.81%.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
THE FONTAINE TRUST (Cont'd)


							      Global
							      Growth


					     Year       Year       Year       Year       Year
					    Ended      Ended      Ended      Ended      Ended
					  12/31/97  12/31/96   12/31/95   12/31/94   12/31/93
NET ASSET VALUE,
  BEGINNING OF PERIOD                   $   12.50  $   10.03  $    9.61  $   10.34  $    9.33
Investment Activities
Net Investment Income<F1>                   (0.11)      0.06       0.21       0.16       0.14
Net Realized and Unrealized
   Gain/(Loss) on Investments               (5.50)      3.65       1.14      (0.20)      1.11
Total From Investment Activities            (5.61)      3.71       1.35      (0.04)      1.25
Distributions
Net Investment Income                        --        (0.02)     (0.22)     (0.16)     (0.11)
In Excess of Net Investment Income           --        (0.10)      --         --         --
Net Realized Gains                           --        (1.09)     (0.71)     (0.53)     (0.13)
In Excess of Net Realized Gains              --        (0.03)      --         --         --
Total Distributions                          --        (1.24)     (0.93)     (0.69)     (0.24)

NET ASSET VALUE,
     END OF PERIOD                      $    6.89  $   12.50  $   10.03  $    9.61  $   10.34
Ratio of Expenses to
     Average Net Assets<F1>                  2.37%      1.46%      1.44%     1.45%      1.50%
Ratio of Net Investment Income
     to Average Net Assets                   0.44%      0.36%      2.36%     1.69%      1.15%
Total Investment Return                    -44.90%     37.10%     13.97%    -0.35%     13.39%
Portfolio Turnover Rate                    251.9%      252.8%     101.5%    114.1%     263.8%
Average Commission Paid                   $0.0070    $0.0144       --         --         --
Net Assets End of Period (000's)           $1,501     $4,803       $700       $341       $349


<F1>Includes investment management fees and other expenses in excess of voluntary expense limitation of 1.50% for Global
Growth.  Without fees waived or reimbursed by the adviser (see Note 5), the annualized expense ratios would have been:
2.68%, 1.82%, 2.04%, 1.45% and 3.62%.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
THE FONTAINE TRUST (Cont'd)


							       Global
							       Income

					     Year        Year        Year        Year        Year
					    Ended       Ended       Ended       Ended       Ended
					  12/31/97   12/31/96    12/31/95    12/31/94    12/31/93
NET ASSET VALUE,
  BEGINNING OF PERIOD                   $   10.89  $   10.46   $   10.16   $   10.78   $    9.37
Investment Activities
Net Investment Income<F1>                    0.08        0.26        0.36        0.29        --
Net Realized and Unrealized
   Gain/(Loss) on Investments               (3.02)       1.33        0.91       (0.13)       1.92
Total From Investment Activities            (2.94)       1.59        1.27        0.16        1.92
Distributions
Net Investment Income                       (0.09)      (0.30)      (0.35)      (0.39)       --
In Excess of Net Investment Income          (0.39)      (0.07)       --          --          --
Net Realized Gains                           --         (0.79)      (0.62)      (0.39)      (0.51)
Total Distributions                         (0.48)      (1.16)      (0.97)      (0.78)      (0.51)

NET ASSET VALUE,
     END OF PERIOD                      $    7.47   $   10.89  $   10.46   $   10.16   $   10.78
Ratio of Expenses to
     Average Net Assets<F1>                 2.90%       1.24%       1.21%       1.21%       1.25%
Ratio of Net Investment Income
     to Average Net Assets                  1.17%       2.30%       3.35%       2.49%       2.13%
Total Investment Return                   -31.40%      15.21%      12.62%       1.49%      20.53%
Portfolio Turnover Rate                    140.5%      222.2%       95.9%      129.9%      171.5%
Average Commission Paid                   $0.0020     $0.0264        --          --          --
Net Assets End of Period (000's)             $454      $2,759      $1,060        $683        $849


<F1>Excludes investment management fees and other expenses in excess of voluntary expense limitation of 1.25% for Global
Income.  Without fees waived or reimbursed by the adviser (see Note 5), the annualized expense ratios would have been:
2.27%, 1.51%, 1.74%, 1.98% and 2.32%.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
THE FONTAINE TRUST /December 31, 1997

Note 1 -- Organization

The Fontaine Trust ("Trust") was organized as a Massachusetts business trust and is registered with the Securities and Exchange Commission ("SEC") as a no-load open-end management investment company. The Trust currently consists of three Funds: Fontaine Capital Appreciation Fund ("Capital Appreciation Fund"), Fontaine Global Growth Fund ("Global Growth Fund") and Fontaine Global Income Fund ("Global Income Fund") ("Fund" or "Funds"). Each Fund is a separate investment portfolio of the Trust having distinct investment objectives, investment programs, policies, and restrictions. Capital Appreciation Fund and Global Growth Fund are diversified investment companies under the Investment Company Act of 1940 ("1940 Act"). Global Income Fund is registered as a non-diversified investment company under the 1940 Act to enable it to invest more than 5% of its total assets in securities of one issuer, including, in particular, securities of foreign governments.

The Trust was organized on April 20, 1989 and had no operations prior to September 28, 1989, other than those relating to organizational matters including the sale of 33,073 shares of beneficial interest of Capital Appreciation Fund at $10.00 per share to Richard H. Fontaine. During 1990, Capital Appreciation Fund changed its fiscal year-end from August 31 to December 31, resulting in a four month transition period. Global Growth Fund and Global Income Fund each commenced operations on May 1, 1992, with an initial stock subscription of 10,000 shares and 40,000 shares, respectively, of beneficial interest at $10.00 per share to Richard H. Fontaine.

The investment objectives of each Fund as well as the nature and risks of their investment activities are set forth more fully in the Trust's Prospectus and Statement of Additional Information, dated May 1, 1997.

Note 2 -- Significant Accounting Policies

A -- Security Valuation--Investments in securities traded on a national securities exchange and securities traded on over-the-counter markets are valued at the last sale price on the day of valuation. Securities for which no sale price is available are valued at the last bid price. Investments in securities for which no market quotations are available are valued based on quotations provided by broker-dealers or by such other method approved by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest receivable, approximates market value.

B -- Security Transactions and Investment Income--Income and expenses are recorded on the accrual basis. Dividend income and distributions to shareholders are recorded by each Fund on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis.

C -- Equalization--Capital Appreciation Fund uses the accounting practice of equalization, by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of capital shares.

D -- Foreign Currency--Amounts denominated in or expected to settle in foreign currencies (FC) are translated into United States dollars (US$) at rates reported by a major New York City broker on the following basis:

a. Market value of investment securities, other assets and liabilities - at the closing rate of exchange as of the date of the statement of assets and liabilities.

b. Purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions (or at an average rate if significant rate fluctuations have not occurred.)

Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities including investments in securities at fiscal year end, resulting from changes in the exchange rate. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

E -- Cash and Cash Equivalents--The Trust considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. This balance represents money market Deposit Accounts held with the Custodian.

F -- Concentration of Credit--The Trust maintains cash balances in money market accounts of the Custodian. At December 31, 1997, money market balances held by Capital Appreciation Fund, Global Growth Fund and Global Income Fund were $89,244, $133,685, and $70,128, respectively. These accounts are overnight money market sweep accounts with a variable interest rate (4.40% as of December 31, 1997).

G -- Use of Estimates--The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

H -- Restricted Securities--Investments in restricted securities cannot be resold or transferred unless they are subsequently registered under the Securities Act of 1933 or registered under state security laws.

Note 3 -- Federal Income Taxes

No provision for federal income taxes is required since each Fund intends to qualify as a regulated investment company and distribute all of its taxable income.

At December 31, 1997, the aggregate cost of securities for federal income tax purposes for Capital Appreciation Fund, Global Growth Fund and Global Income Fund were $4,052,485, $1,990,917, and $457,301, respectively. Net unrealized appreciation/(depreciation) of investments for each Fund were as follows:

			    Capital Appreciation  Global Growth  Global Income
Appreciated Investments     $  18,265              $  19,167      $    454

Depreciated Investments      (845,690)              (568,078)      (72,862)

Net Unrealized
Depreciation                $(827,425)             $(548,911)     $(72,408)

The Distributions in Excess of Net Investment Income per the Statement of Changes in Net Assets for the Global Growth Fund and Capital Appreciation Fund are due to the reclassification of capital gains on the sale of securities identified as Passive Foreign Investment Companies (PFICs) from capital gains to net investment income and to the inclusion of unrealized gains on PFICs held in the portfolios at December 31, 1997 in net investment income. For the Global Income Fund the distributions in excess of net investment income were due to a drop in projected income due to declining assets.

The Distributions in Excess of Net Realized Gain on the Statement of Changes in Net Assets for these funds are due to the postponement of capital loss recognition due to wash sales and to the funds' election to push capital losses incurred post October 31, 1997 to the next fiscal year.

Note 4 -- Investment Transactions

				Capital Appreciation Global Growth Global Income
U. S. Government Securities:
Purchases                       $2,915,608            $1,198,311    $199,672
Sales                            2,164,934             1,392,035     853,656

Securities Other Than Short-Term
and U. S. Government Securities:
Purchases                       $7,549,787            $7,338,714    $2,042,811
Sales                            7,179,836             8,067,590     3,770,828

Note 5 -- Related Parties

A -- Investment Adviser--The investment management agreements ("Advisory Contracts") between Richard Fontaine Associates, Inc. ("Adviser") and Capital Appreciation Fund, Global Growth Fund and Global Income Fund, provide for an annual investment management fee, computed daily and paid monthly, at a rate equal to 0.95%, 0.85%, and 0.75%, of average daily net assets, respectively.

Under the terms of the Advisory Contracts, the Adviser is required to bear any expenses of each Fund which exceed the expense limitations applicable to each Fund as imposed by the securities regulations of any state in which the fund is registered. Additionally, in accordance with the Expense Limitation Agreements between each Fund and the Adviser, the Adviser has agreed to bear any expenses of each Fund which exceed the voluntary, Adviser-imposed expense limitation of 1.50% of average daily net assets for Capital Appreciation Fund and Global Growth Fund and 1.25% of average daily net assets for Global Income Fund. The expense limitation agreements under the Master Advisory Contracts by and between the Funds and Richard Fontaine Associates are reviewed for renewal by the Board of Trustees on an annual basis.

At the February 5, 1997 meeting of the Board of Trustees, it was unanimously agreed upon that Richard Fontaine Associates would discontinue the Expense Limitation Agreements with the Funds effective May 1, 1997.

Capital Appreciation Fund: Pursuant to this agreement, $7,997 of management fees were waived by the Adviser which exceeded the 1.50% expense limitation for the year ended December 31, 1997. In addition, $363,450 of fees and expenses were waived or reimbursed by the Adviser in prior periods. As of December 31, 1997, the Fund owed $2,562 to the Adviser for management fees payable.

Global Growth Fund: Pursuant to this agreement, $12,225 of management fees were waived by the Adviser which exceeded the 1.50% expense limitation for the year ended December 31, 1997. In addition, $33,874 of fees and expenses were waived or reimbursed by the Adviser in prior periods. As of December 31, 1997, the Fund owed $1,135 to the Adviser for management fees payable.

Global Income Fund: Pursuant to this agreement, $3,382 of management fees were waived by the Adviser which exceeded the 1.25% expense limitation for the year ended December 31, 1997. In addition, $40,836 of fees and expenses were waived or reimbursed by the Adviser in prior periods. As of December 31, 1997, the Fund owed $329 to the Adviser for management fees payable.

B -- Transfer Agent--During the year ended December 31, 1997, Capital Appreciation Fund, Global Growth Fund and Global Income Fund, incurred transfer agent fees and expenses of approximately $13,160, $26,210, and $6,593, respectively, for shareholder and accounting services provided by Richard Fontaine and Company, Inc., an affiliate of the Adviser. As of December 31, 1997, transfer agent fees payable by Capital Appreciation Fund, Global Growth Fund and Global Income Fund were $1,244, $1,548 and $387, respectively.

C -- Board of Trustees--At the October 28, 1997 meeting of the Board of Trustees, it was unanimously agreed upon that the Board members would receive $500 each in Director's fees.

D -- Ownership of Fund Shares--Certain related parties investing in the Funds hold positions representing 5% or more of total net assets. These parties may include employees and Trustees of the Trust, Transfer Agent, and/or Adviser. The Adviser also manages separate accounts apart from its investment management activities to the Trust. At certain times during the year, the manager may transact with the Funds on behalf of these separate accounts. As of December 31, 1997, balances held by these parties were as follows:

Capital Appreciation Fund

				  Shares  Dollar Amount   % Net Assets
Richard H. Fontaine and
Members of The Board of Trustees
				  80,078  $537,326         17.92%

Private Accounts under Adviser
Management
				       0         0             0%
				  ------   -------         ------
TOTAL                             80,078  $537,326         17.92%

E -- Related Party Transactions--As an investment practice in the interest of minimizing transaction expenses, the Adviser may trade securities between the three Funds in the Trust and between the Funds and the separate accounts also under Adviser management. These transactions are affected at the prevailing market price and, where applicable, the prevailing foreign exchange rate obtained from an independent source and are an alternative to each fund undertaking the transaction with a third party. No interfund charges are made for these transfers.


SUPPLEMENT DATED FEBRUARY 26, 1998 TO THE
PROSPECTUS DATED MAY 1, 1997 OF THE FONTAINE TRUST

Because of the small asset size, lack of expected asset growth and lack of economies of scale, the Board of Trustees of The Fontaine Trust ("Trust") has determined that it is in the best interest of shareholders that each separate series ("Funds") of the Trust be merged into certain series of Nicholas-Applegate Mutual Funds (the "Nicholas-Applegate Funds"). Proxy materials concerning the proposal have been filed with the Securities and Exchange Commission and, following approval of those materials, this proposal will be submitted to the shareholders of each of the of the Funds at a Special Meeting of Shareholders scheduled to take place on or about April 20, 1998. If a proposal is approved by the shareholders of the Funds, following the Special Meeting of Shareholders, substantially all of the assets of each of the Funds (less a reserve for liabilities) will be exchanged for shares of the Nicholas-Applegate Funds and your Fund shares will be exchanged for an equal dollar amount of Nicholas-Applegate Fund shares with no tax effect to you. We expect proxy materials regarding the proposal to be mailed to you within the next thirty days.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Trustees of The Fontaine Trust, comprised of:
	Fontaine Capital Appreciation Fund,
	Fontaine Global Growth Fund, and
	Fontaine Global Income Fund


	We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, for the Fontaine Capital Appreciation Fund, Fontaine Global Growth Fund, and Fontaine Global Income Fund as of December 31, 1997 and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. The statement of changes in net assets for the year ended December 31, 1996 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated February 20, 1997 expressed an unqualified opinion on the statement of changes in net assets and the financial highlights. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

	We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

	In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fontaine Capital Appreciation Fund, Fontaine Global Growth Fund and Fontaine Global Income Fund as of December 31, 1997, and the results of their operations, their changes in net assets and financial highlights for the respective periods as stated in the first paragraph, in conformity with generally accepted accounting principles.


Sanville & Company
Certified Public Accountants

Abington, Pennsylvania
February 5, 1998

Fontaine Trust
210 W. Pennsylvania Avenue, Suite 240
Towson, Maryland 21204

General/Account Information:
Baltimore Area: (410) 825-7890
Toll Free: 1-800-247-1550

Investment Adviser:
Richard Fontaine Associates, Incorporated
210 W. Pennsylvania Avenue, Suite 240
Towson, Maryland 21204

Transfer Agent and
Dividend Disbursing Agent:
Richard Fontaine and Company
210 W. Pennsylvania Avenue, Suite 240
Towson, Maryland 21204

Custodian:
Chase Manhattan Bank
One Chase Manhattan Plaza, 4th Floor
New York, NY 10081

Independent Accountants:
Sanville & Company
1514 Old York Road
Abington, PA 19001

Legal Counsel:
Dechert Price & Rhoads
1500 K Street, NW, Suite 500
Washington, D. C. 20005


OFFICERS AND TRUSTEES

Richard H. Fontaine, Chairman and President
Dana R. Barrows, Trustee
Lester M. Bradshaw, Trustee
Lucas L. Godinez, Trustee
Kimberly A. Malkowski, Secretary, Treasurer